Cempra Corporate Presentation March 2012 Developing Well-Differentiated Antibiotics to Meet Medical Needs Exhibit 99.1

Forward Looking Statement

This presentation contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: risks related to the costs, timing, regulatory review and results of our studies and clinical trials; our ability to obtain FDA approval of our product candidates; our dependence on the success of Solithromycin and Taksta; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our anticipated capital expenditures and our estimates regarding our capital requirements; the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including Solithromycin and Taksta; our ability to produce and sell any approved products and the price we are able realize for those products; our ability to retain and hire necessary employees and to staff our operations appropriately; our ability to compete in our industry; innovation by our competitors; and
our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business. Please refer to the documents that we file from time to time with the Securities and Exchange Commission.

Lead program, Solithromycin, has the potential to be the first Oral and IV macrolide approved since Zithromax/Z-PAK and is ready to begin Phase 3 trials in CABP
Second program, Taksta, is an oral drug that is effective against MRSA, which we are developing for long-term treatment of Prosthetic Joint Infection (PJI), a potential orphan indication
Large market opportunity with global antibiotic sales in the multibillions
Significant need for new antibiotics driven by resistance and tolerability issues
New FDA guidance provides clear regulatory pathway
Strong management team with extensive successful experience in antibiotic drug development and approval - Azactam, Biaxin, Fidaxomicin, Synercid, Viread
Highlights

Cephalosporins
beta-lactams
Fluoroquinolones
Macrolides
Other antibacterials
Tetracyclines / aminoglycosides
$2.6B
$4B
$11.9B
$4.8B
$7.1B
$11.5B

From B. Hamad, IMS Health Nature Drug Discovery, 2010, 9: 675-676.

Significant need for new treatment
driven by:
Resistance
Adverse events/lack of tolerability
Inappropriate spectrum
Lack of IV-oral
Lack of pediatric dosing formulation
Acceptability for long term use
Developing Differentiated Antibiotics
In a Large Market to Meet Significant Needs

Global antibiotics sales in 2009
Total $42B
The growing need:
At least 30% of pneumococci in the U.S. are resistant to azithromycin (Z-Pak) –
the leading macrolide
Growing need for oral therapies to address chronic Staph. aureus (MRSA)
infections – chronic therapy of prosthetic joint infections

Cempra’s Portfolio Addresses The
Critical Needs in The Antibiotic Market
Non-Antibiotic Macrolide Program: GERD/Diabetic gastroparesis and COPD are in preclinical stage
Product Formulation Preclinical Phase 1 Phase 2 Phase 3
CEM-101
(Solithromycin)
Community Acquired Bacterial Pneumonia (CABP)
Oral
Intravenous (IV)
Oral Suspension/Pediatric
Future CEM-101 indications: Urethritis, Other respiratory tract infections (RTI’s), chronic obstructive pulmonary disease (COPD), cystic fibrosis (CF), malaria, eye infections, etc.
Oral – Urethritis
Taksta™
Fusidic Acid
Acute and Chronic Treatment of Staph (MRSA)
Oral – Chronic Prosthetic
Joint Infections
Oral – ABSSSI
Oral Suspension/Pediatric

A next generation macrolide for respiratory tract infections, including CABP, entering Phase 3 6 Solithromycin – (CEM-101)

Erythromycin Resistant *S. pneumoniae* Isolates in NA
Resistant Isolates (%)
0
5
10
15
20
25
1988
1993
1995
1997
1999
2001
2003
2005
2007
2009

62.6%
25.5%
11.9%
Extended Spectrum
Macrolides
Quinolones
Other
Solithromycin Opportunity

Azithromycin (Zithromax/Z-Pak), the
leading macrolide, went generic in 2005
52 million prescriptions and $1.1 billion in sales in 2010
Widespread azithromycin use has led to resistance
issues
Lack of new macrolides with improved resistance profiles
has led physicians to turn to fluoroquinolones (Levaquin)
despite side effect concerns
Total 2009 Pneumonia Oral Prescriptions – By
Class (Branded and Generic)
Source: IMS
Macrolides are the most widely
prescribed treatment for CABP and
other RTIs
Broad spectrum of activity
Good safety
Excellent tissue/intracellular distribution
and anti-inflammatory activity
Pneumococcal resistance rate in China – 96.4%
Asian Network Surveillance: AAC. 2012, 56:
1418-1426
2
Canadian Bacterial Surveillance Network.
http://microbiology.mtsinai.on.ca/research/cbsn/.
Accessed March 2011

Burden of Pneumococcal Disease
Incidence and Mortality Rates of IPD in the US by Age Group, 2009
43,500 cases of IPD each year
5,000 deaths due to IPD each year
Per 100,000 Population Per Year
40
30
20
10
0
0
<1
1
2-4
5-17
18-34
35-49
50-64
≥65
Ages, Years
Cases
Deaths

β

Community-Acquired Bacterial
Pneumonia (CABP)
No. 1 cause of death due to infection
Pneumococci is the most common
cause of fatal CABP
Most common cause of chronic bronchitis,
sinusitis, meningitis and middle ear
infection
5-6 million cases/year
~1 million hospital admissions/year
~1.6 million fatal cases of
pneumococcal disease worldwide annually
Pneumococcal diseases cause
more deaths per year in U.S. than
breast or prostate cancer
Centers for Disease Control and Prevention. 2010. Active Bacterial Core
Surveillance Report, Emerging Infections Program Network, Streptococcus
pneumoniae, 2009. http://www.cdc.gov/abcs/reports-
findings/survreports/spneu09.pdf. Accessed February 3, 2011.
Xu. et al. Deaths: Final Data for 2007. Natl Vital
Stat Rep. 2010; 58: 1-51

IDSA and KOLs recommend a
-lactam plus
a
macrolide for CABP
Several reports show that addition of a
macrolide results in better patient outcome
Addition of macrolide decreases mortality by
>50% in patients with highest PORT scores

Community-Acquired Bacterial
Pneumonia (CABP) – Standard-of-Care

Macrolides have kept a large segment of the global antibiotic market in spite of fluoroquinolones
Macrolide segment not crowded
Mostly occupied by azithromycin and clarithromycin – rising incidence of resistance
No new macrolides except solithromycin
Solithromycin is being developed for monotherapy for CABP - a cephalosporin would not be needed, eliminating side effects and costs of two drugs
Solithromycin has the spectrum of activity that provides coverage for CABP pathogens, including azithromycin-resistant bacteria
Step down IV to oral therapy could give a pharmacoeconomic advantage over current treatment options

Erythromycin

Clarithromycin

Azithromycin

Telithromycin

Cethromycin

Modithromycin

CEM-101 (Solithromycin)

History of Macrolide Development
First Generation Macrolide
Second Generation Macrolide
In vitro activity is similar.
Better PK, acid stable,
fewer GI effects
Third Generation Macrolides, “Ketolides”
More potent than 2
nd
generation macrolides
Active against macrolide-resistant strains, 2 binding
sites, acid stable, good PK, better tissue
distribution
Telithromycin – major adverse events
Others have failed – no other new macrolides

Resistance is now widespread
Fourth Generation Macrolide, Fluoroketolide
More potent than 3
rd
generation macrolides
Active against 1
st
, 2
nd
and 3
rd
generation
macrolide-resistant strains, 3 binding sites,
extended spectrum, good PK and tissue
distribution, intravenous and oral dosing
Effective in Phase 2 oral and well-tolerated

Ketek, a third generation macrolide, saw rapid uptake after approval
Serious adverse events after approval
Visual disturbance
Myasthenia gravis
Hepatotoxicity
In 2006 FDA withdrew approval for all indications except for use in CABP
No other macrolides have these issues
Cempra research published in peer-reviewed article in Antimicrobial Agents and Chemotherapy
Ketek, only macrolide to have a pyridine component
Pyridine component inhibits nACh receptors in the liver,
eye and muscle
CEM-101 has been administered to over 220 subjects/patients and has been well-tolerated with none of the unusual side effects seen with Ketek
Market needs remain after Ketek failure
Ketek (Telithromycin) Failure Shows
the Opportunity for Our New Macrolide

# of Organisms
Solithromycin Azithromycin
MIC
90
(µg/ml)
Strep. pneumoniae
(150)
0.25 >16
Haemophilus influenzae
(100)
2 2
Strep. pyogenes
(100)
0.03 >16
Legionella pneumophila
(30)
0.015 2
Mycoplasma pneumoniae
(36)
0.000125 0.0005
Chlamydophila pneumoniae
(10)
0.25 0.125
Solithromycin: Spectrum of Activity That Addresses
CABP Pathogens
Solithromycin (CEM-101) is several fold more potent than azithromycin against Strep.
pneumoniae and Hemophilus
influenzae,
two critical pathogens in CABP

Solithromycin has
demonstrated class-leading
potency in vitro against
macrolide-resistant
pneumococcus
CEM-101’s unique chemical structure necessitates mutations at three distinct sites for resistance to develop – no other macrolide has more than two

Population
Solithromycin Levofloxacin
Success rate, % Success rate, %
ITT* 72.3 71.6
MITT 77.8 71.4
Solithromycin: Comparable Efficacy to Standard of
Care (Levaquin) - Oral Phase 2 Trial

CEM-101 performed favorably in mITT at TOC when CABP pathogens were isolated - key criteria used by the FDA
Randomized 132 patients received either Solithromycin or Levofloxacin:
* Early Clinical Response defined as:
Improvement at 72 hours in severity from baseline in at least two of the following signs/symptoms:
cough, dyspnea, chest pain, sputum production
Without worsening in any of the above 4 signs/symptoms - patient is clinically stable
Proposed by FDA, November 3
rd
2011 for future CABP trial design and defined by the Foundation for the NIH (FNIH)

CEM-101
800/400 mg QD
(N=64)
Levofloxacin
750 mg QD
(N=68)
Any Treatment-Emergent Adverse Event (TEAE) 19  (29.7%) 31  (45.6%)
Any study drug related TEAE 7  (10.9) 13   (19.1)
Any Serious Adverse Event (SAE) 2*   (3.1) 7**  (10.3)
Premature Discontinuation of Study Drug from adverse events 0   (0.0) 6    (8.8)
Premature Discontinuation of Study Drug from study drug related adverse events
0   (0.0) 2   (2.9)
Deaths 0   (0.0) 1  (1.5)
Solithromycin: Favorable Safety and
Tolerability in Phase 2
CEM-101 demonstrated a favorable safety and tolerability profile, with a lower incidence of treatment emergent adverse events than levofloxacin
Fewer treatment emergent AEs (30% vs 46%)
Fewer study subjects with SAEs (2 vs 7 subjects)
Fewer drug discontinuations due to AEs (0 vs 6 subjects)
Fewer GI related AEs (14% vs 24%)
No liver safety or QT signals of concern, no bitter after-taste

*Both were unrelated to study drug     **One was unrelated to study drug

Differentiation from Fluoroquinolones

Fluoroquinolones have a broad spectrum – but do not have
Anti-inflammatory properties - lower mortality rates are noted when macrolides are added for
CABP treatment
Safety record of macrolides
Use in pregnancy, pediatrics
Resistance to fluoroquinolones is likely to increase with generic levofloxacin
Fluoroquinolones affect bowel flora and select for CDAD
Macrolides have less broad spectrum effects
Fluoroquinolones can cause tendonitis and other side effects
Avelox has QT effects
Solithromycin when approved
Could have the advantage of monotherapy in CABP
Could be priced appropriately, and
Could be noted to be fluoroquinolone sparing

10000
1000
100
10
CEM-101 Concentration (ng/mL)
400 mg IV
400 mg Oral
0
4
8
12
16
20
24
Time (h)

High plasma levels after IV administration to address the most resistant bacteria.

No liver or QT effects.

Solithromycin: Intravenous Development
First Injectable Macrolide in 20 Years

Intravenous macrolides have not been developed because of safety and tolerability issues
FDA interest in intravenous - Allows enrollment of PORT III – IV patients
Intravenous and oral formulation allow:
Flexibility for treating severe or moderate pneumonia
Severely ill patients begin treatment in the hospital and then go home earlier on oral therapy
Pharmacoeconomic advantage
IV toxicology, 28-day in dog and monkey was well-tolerated
Phase 1 IV clinical trial underway

Plan for Phase 3 CABP Studies

Phase 3 CABP program consistent with the proposed FDA CABP guidance Nov. 2011:
One oral trial
Two IV-to-oral step-down trials
Primary endpoint: Non-inferiority of early response (at 72 hours) compared to a fluoroquinolone
Secondary endpoints: Safety and pooled mITT at early response
Phase 3 oral planned to begin second half 2012 and complete in 2014
Global study – <50% PORT II, 50% PORT III and PORT IV
Enroll ~800 patients
Comparator moxifloxacin – a fluoroquinolone that is used worldwide at same dose
Enrollment criteria controlled strictly as per FDA guidance
Success criteria: as specified by newly proposed FDA guidance
Safety and tolerability: secondary endpoints

Effective Macrolides Needed for CABP and
Other Therapies
A new macrolide is needed – for CABP because of resistance and mortality  associated with treatment failures – no second chance upon failure
Monotherapy and IV-Oral could allow pricing and efficacy advantage over combination of
-lactam, such as a cephalosporin, plus
macrolide which is the standard of care
Secondary studies in pharyngitis planned to be run against azithromycin to show superiority- high resistance rates makes this possible
Solithromycin could have intravenous advantage, has good oral bioavailability and could have better anti-inflammatory properties than any other macrolide

Solithromycin for CABP and Multiple
Indications – Potential Broad Use
Solithromycin-
The Next Generation
Macrolide-
First Fluoroketolide
Campylobacter
diarrhea
Helicobacter
gastritis
Gonococcal and Non-
Gonococcal Urethritis
Simple skin infections
Group B Strep
infections in
pregnancy
Lyme disease and
other tick borne
diseases
Other Diseases:
Ophthalmic drops Pediatric infections
Malaria
Prophylaxis
Biodefense
GI Tract Diseases:
Antibacterial and Anti-
inflammatory:
Primary Indication : CABP
Simple RTI’s, Pharyngitis, Sinusitis,
Bronchitis, Acute Exacerbation of Chronic
Bronchitis (AECB)
GU Tract Diseases:
Respiratory Tract Infections (RTI):
COPD
Cystic fibrosis
Panbronchiolitis

20 TAKSTA™ (Fusidic acid) An oral antibiotic for MRSA infections being developed for chronic use in the U.S.

What is Taksta
TM
?
Taksta is Cempra’s proprietary fusidic acid dosing regimen
Fusidic acid approved in Western Europe, Australia, and other countries
40 years of established safety and efficacy profile in acute and chronic use in staph infections ex-U.S.
NCE in the US, Hatch Waxman exclusivity obtained by Cempra, dosing regimen patent, supply agreement of drug substance - a fermentation product
Unique structure, no-cross resistance with any other antibiotic
Orally bioavailable
Targeted against Gram-positive pathogens, including MRSA - a pathogen of great concern

Antimicrobial
agents
MIC (µg/ml)
90% % susceptible
Fusidic acid 0.12 99.6
Clindamycin >2 69.7
Erythromycin >4 11.2
Levofloxacin >4 30.2
Linezolid 1 99.9
Tetracycline 1 95.8
TMP/SMX 0.5 97.9
Compared with other Oral Agents
Compared with other Oral Agents
Tetracyclines and Bactrim (TMP/SMX) have significant limitations for oral, outpatient use
Linezolid is the only oral antibiotic approved for MRSA but is not recommended for long term use
TAKSTA has Excellent Activity Against
S. aureus in the U.S. (1,710 U.S. strains)

Taksta is highly effective against S. aureus strains found in the U.S.
Almost all staph
and MRSA
in the U.S.
are susceptible

No. of Total Arthroplasties Performed
600,000
500,000
400,000
300,000
200,000
100,000
0
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
Total knee replacement
Total hip replacement

No. of Prosthetic-Joint Infections
7000
6000
5000
4000
3000
2000
1000
0
1989
1991
1993
1995
1997
1999
2001
2003
2005
Infected total knee arthroplasty
Infected total hip arthroplasty

Osteomyelitis/Prosthetic Joint Infection is a
Significant Opportunity
Growing need for oral
therapies to address MRSA
infections
Physicians cite staph (MRSA) as top pathogen of
concern in prosthetic joint infections and
osteomyelitis
Prosthetic joint replacement is increasing
Risk of life-long bacterial infection of implant
Minimum duration of treatment is 4-6 weeks, with
many patients requiring life-long treatment
Leading drugs for prosthetic joint infections and
osteomyelitis are the same as those for ABSSSI:
vancomycin, daptomycin and linezolid
Total prosthetic-joint infections 1990-2004 (Kurtz et. al)
New England J Medicine, 2009
Total arthroplasties performed from 1990-2006 (CDC)

cempra

Concentration (mg/L)
0
20
40
60
80
100
120
0
24
48
72
96
120
Time (hrs)

European dosing
Cempra’s loading dose
1500 BID loading dose followed by 600 mg maintenance
dose – minimizes resistance development
Loading dose regimen validated – resistance not noted
in Phase 2 study
Patent pending
Cempra’s Proprietary TAKSTA Loading Dose
Validated - Phase 2 Study With MRSA Infections
Cempra developed a proprietary loading dose regimen to prevent resistance  to fusidic acid that has occurred outside the U.S.

Data from 155-patient Phase 2 trial demonstrates
efficacy and safety in ABSSSI
Comparable efficacy
to Zyvox (linezolid)
Proprietary loading dose
regimen was well
tolerated and overcame
resistance
Comparable safety to linezolid, despite trial design excluding patients for whom linezolid is contra-
indicated (e.g., those on SSRIs)
End of Phase 2 meeting for ABSSSI with FDA completed

Cumulative percentage of treatment failure involving MRSA
1.0
0.8
0.6
0.4
0.2
0.0
Patients with single-agent antimicrobial therapy (n=26)
Patients with other combination antimicrobial therapy (n=14)
Patients with rifampin plus fusidic acid (n=12)
0
3
6
9
12
15
18
21
24
Time (month)

Use In Prosthetic Joint Infections

Used outside the U.S. in Osteomyelitis/PJI
Significant physician interest for chronic use in the U.S.
Eur J. Clin Microbiol Infect Dis (2010) 29: 171-180
Several reports from ex-USA that PJI
can be successfully treated by
adding FA to the standard of care
Taksta could address the need for a safe, oral product for acute and chronic treatment in prosthetic joint infections

Safety
Tedizolid
Tedizolid
Linezolid
Linezolid
Taksta
Taksta

Two compassionate use cases of bone/prosthesis infections in North America
Efficacy is
comparable to linezolid but has
better safety – useful for oral
chronic use in all
patient populations
PJI Facts:
200K Hip Replacements; 550K Knee Replacements in 2007
Surgeries increase by 3% per year
1% of hips and 2% of knees develop PJI's
Chronic daily therapy
Potential for Taksta for Chronic Use in
Prosthetic Joint Device Infections

Current Treatment:
Debride and treat intravenously and orally for months – replace prosthesis if possible – may not be possible in older patients
Study Design:
Success Criteria: The primary outcome – retention of a functional prosthesis at the end of 3 months
Other outcome measures: longer term safety and tolerability,  joint & mobility function
Cempra will confirm trial design with the FDA – Orphan indication potential

Prosthetic Joint Infection Phase 2 Trial Plan –
Chronic Oral Treatment of MRSA
50 patients with
Knee or Hip PJI
Patient
Population
IV vancomycin
+ Taksta
+ Rifampin
Discontinue
vancomycin at
7-28 days
Add Taksta to
Current Standad
of Care
Continue with
Taksta +
Rifampin
for 3 months
Continue for
3 Months
Taksta as oral
monotherapy
beyond 3
months
Long-Term
Therapy

2012 Milestones
2Q 12: CEM-101 End of Phase 2 review of Oral Phase 3 protocol
2H 12: CEM-101 Initiation of Phase 3 Oral Trial for CABP
2H 12: CEM-101 Completion of Phase 1 IV
4Q 12: Taksta Initiation of Phase 2 Prosthetic Joint Infection Trial
4Q 12  Solithromycin top line data of Phase 2 Gonococcal Urethritis Study
2013 Milestones
1H 13: CEM-101 Initiation of First Phase 3 IV-to-Oral CABP Trial (with partner funding)
2H 13: CEM-101 Initiation of Second Phase 3 IV-to-Oral Trial (with partner funding)
4Q 13: Taksta top line Prosthetic Joint Infection results
2014 Milestones
1H 14: Taksta Phase 2 Prosthetic Joint Study Results
1H 14: CEM-101 Phase 3 Oral CABP Top line data

Clinical Development Plan and
Milestones

Capitalization

Cash & Equivalents (at 9/30/11) * $ 9M
Long-Term Debt (at 9/30/11) $ 5M
Shares Outstanding 21.0M
Market Capitalization (at 2/28/12) $160.2M
Cash Runway ** 1H 2014
*     Does not include proceeds of 12/11 $10M venture debt or 2/12 $57.9M IPO
**   Includes initiation of CEM-101 P3 oral trial and Taksta P2 PJI trial;
Does not include any potential partnerships.

cempra

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QUINTILES

Baxter

Catalent

Kenneth Touw, PhD
EVP Regulatory
Carl Foster
EVP Business Development
Mark Hahn, CPA
CFO
David Oldach, MD
SVP Clinical
GILEAD
Prabhavathi Fernandes, PhD
President & CEO
Proven Management Team
David Pereira, PhD
SVP Chemistry
• Azactam (aztreonam)
• Biaxin (clarithromycin)
• Dificid (fidaxomicin)
• Plenaxis (abarelix)
• Zavesca (miglustat)
• OncoVax
• Prilosec (omeprazole)
•
IPO and M&A
•
Athenix-Bayer CropScience
•
Charles & Colvard  (CTHR)
•
E&Y
•
Viread
•
GS-9190
•
Combinations against HCV
•
Synercid (quinupristin/ dalfopristin)
•
Altace (ramipril)
•
Embeda (morphine and naltrexone)
•
Acurox
(oxycodone)
•
Injectable Penicillins
•
Dobutamine HCl Injection
•
Ranitidine Injection